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                              Janus Adviser Series
                           Janus Adviser Growth Fund

                       Supplement Dated February 25, 2005
                      To Currently Effective Prospectuses

Effective February 28, 2005, Janus Adviser Growth Fund's name is changed to "Janus Adviser Large Cap Growth Fund." Janus Adviser Large Cap Growth Fund invests, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index, at the time of purchase. The Fund will notify you in writing at least 60 days before making any change to this 80% investment policy. The Fund limits its investments in high-yield/high-risk bonds to less than 20% of its net assets.

You should consider this information in deciding whether this Fund is an appropriate investment for you.